EXECUTION VERSION FIRST LIEN SECURITY AGREEMENT Dated as of April 28, 2014 From The Grantors referred to herein as Grantors to CLMG Corp. as First Lien Collateral Agent

i T A B L E O F C O N T E N T S Section Page Section 1. Definitions.............................................................................................................1 Section 2. Computation of Time Periods; Other Definitional Provisions .............................4 Section 3. Uniform Commercial Code Definitions................................................................5 Section 4. Grant of Security ...................................................................................................5 Section 5. Security for Obligations ........................................................................................9 Section 6. Grantors Remain Liable ........................................................................................9 Section 7. Delivery and Control of Security Collateral. ........................................................9 Section 8. Maintaining the Account Collateral ....................................................................10 Section 9. Representations and Warranties ..........................................................................11 Section 10. Further Assurances..............................................................................................12 Section 11. Post-Closing Changes; Collections on Assigned Agreements, Receivables and Related Contracts. ........................................................................................13 Section 12. Voting Rights; Dividends; Etc ............................................................................14 Section 13. As to the Assigned Agreements ..........................................................................15 Section 14. As to Letter-of-Credit Rights ..............................................................................15 Section 15. First Lien Collateral Agent Appointed Attorney in Fact ....................................16 Section 16. First Lien Collateral Agent May Perform ...........................................................16 Section 17. The First Lien Collateral Agent’s Duties ............................................................16 Section 18. Remedies .............................................................................................................17 Section 19. Amendments; Waivers; Etc ................................................................................18 Section 20. Notices, Etc .........................................................................................................18 Section 21. Continuing Security Interest; Assignments under the First Lien Credit Agreement ...........................................................................................................19 Section 22. Intercreditor Agreement Controls .......................................................................19 Section 23. The Mortgages ....................................................................................................19 Section 24. Execution in Counterparts ...................................................................................19

ii Section 25. Governing Law ...................................................................................................19 Section 26. Entire Agreement ................................................................................................19 Schedules Schedule I - Investment Property Schedule II - Pledged Accounts Schedule III - Location, Chief Executive Office, Type of Organization, Jurisdiction of Organization and Organizational Identification Number Schedule IV - Location of Equipment and Inventory Schedule V - Letters of Credit

FIRST LIEN SECURITY AGREEMENT FIRST LIEN SECURITY AGREEMENT dated as of April 28, 2014, made by NEW MACH GEN, LLC, a Delaware limited liability company (the “Borrower”), and the other Persons listed on the signature pages hereof (the Borrower and the Persons so listed being, collectively, the “Grantors”), to CLMG CORP., as first lien collateral agent (in such capacity, together with any successor first lien collateral agent appointed pursuant to Section 7.1 of the Intercreditor Agreement (as hereinafter defined), the “First Lien Collateral Agent”) for the First Lien Secured Parties. PRELIMINARY STATEMENTS. (1) MACH Gen, LLC (a) is a debtor in a pending case under chapter 11 of the Bankruptcy Code, jointly administered with the corresponding case of certain of its Subsidiaries, including its indirectly wholly-owned subsidiaries, Harquahala, Athens and Millennium, which own the Harquahala Project, the Athens Project and the Millennium Project, respectively (such cases together, the “Chapter 11 Cases”), in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), and (b) is the proponent of a prepackaged plan of reorganization of the Loan Parties (the “Plan of Reorganization”), which Plan of Reorganization has been confirmed by the Bankruptcy Court by order dated April 11, 2014. (2) In order to satisfy certain conditions to effectiveness and consummation of the Plan of Reorganization, the Borrower and its Subsidiaries as Guarantors have entered into that certain First Lien Credit and Guaranty Agreement, dated as of the date hereof (as may be amended from time to time, the “First Lien Credit Agreement”), with the First Lien Administrative Agent, the First Lien Collateral Agent and the banks, financial institutions and other institutional lenders party thereto from time to time, pursuant to which the First Lien Lenders and Issuing Bank party thereto have agreed to make available, effective upon consummation of the Plan of Reorganization, first lien secured credit facilities for the Borrower comprised of (a) a $481,984,285.14 term B loan facility and (b) a $200,000,000 revolving credit facility (of which up to $160,000,000 shall be available for the issuance of Letters of Credit) on the terms and conditions provided therein. (3) The Grantors, the First Lien Collateral Agent, certain other parties and Citibank, N.A., as depositary agent, bank and securities intermediary (the “Depositary”), are parties to the Security Deposit Agreement, dated as of the date hereof (as may be amended from time to time, the “Security Deposit Agreement”). (4) The Grantors, the First Lien Administrative Agent and the First Lien Collateral Agent are parties to the Collateral Agency and Intercreditor Agreement dated as of the date hereof (as may be amended from time to time, the “Intercreditor Agreement”) which sets forth certain agreements among the Secured Parties with respect to the Collateral and certain other matters relating to the Financing Documents. (5) Each Grantor is the owner of the shares of stock or other Equity Interests (the “Initial Pledged Equity”) set forth opposite such Grantor’s name on and as otherwise

2 described in Part I of Schedule I hereto and issued by the Persons named therein and of the indebtedness (the “Initial Pledged Debt”) set forth opposite such Grantor’s name on and as otherwise described in Part II of Schedule I hereto and issued by the obligors named therein. Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the First Lien Documents. (6) To secure the payment of the First Lien Secured Obligations and to otherwise implement the transactions set forth above, the Borrower, the Grantors and the First Lien Collateral Agent have agreed to the terms and conditions set forth herein. (7) It is the intention of the parties hereto that this Agreement constitute a “First Lien Collateral Document” for purposes of and as defined in the Intercreditor Agreement. (8) NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: Section 1. Definitions. Unless otherwise defined herein, terms defined in the Intercreditor Agreement and used herein shall have the meanings specified therein. In addition, as used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural form of the terms indicated): “Account Collateral” has the meaning specified in Section 4(f). “Agreement” means this First Lien Security Agreement, as amended. “Agreement Collateral” has the meaning specified in Section 4(e). “Assigned Agreements” has the meaning specified in Section 4(e). “Bankruptcy Court” has the meaning specified in the preliminary statements to this Agreement. “Borrower” has the meaning specified in the recital of parties to this Agreement. “Cash” means money, currency or a credit balance in any demand account or deposit account. “Cash Equivalents” has the meaning specified in the Security Deposit Agreement. “Chapter 11 Cases” has the meaning specified in the preliminary statements to this Agreement. “Collateral” has the meaning specified in Section 4.

3 “Collateral Accounts” means the “Accounts” as established and maintained pursuant to, and as defined in, the Security Deposit Agreement. “Commercial Tort Claims Collateral” has the meaning specified in Section 4(h). “Computer Software” has the meaning specified in Section 4(g)(iv). “Copyrights” has the meaning specified in Section 4(g)(iii). “Depositary” has the meaning specified in the preliminary statements to this Agreement. “Equipment” has the meaning specified in Section 4(a). “First Lien Collateral Agent” has the meaning specified in the recital of parties to this Agreement. “First Lien Credit Agreement” has the meaning specified in the preliminary statements to this Agreement. “First Lien Secured Obligations” has the meaning specified in Section 5. “Grantors” has the meaning specified in the recital of parties to this Agreement. “Guarantors” mean, MACH Gen GP and each of the Project Companies. “Initial Pledged Debt” has the meaning specified in the preliminary statements to this Agreement. “Initial Pledged Equity” has the meaning specified in the preliminary statements to this Agreement. “Intellectual Property Collateral” has the meaning specified in Section 4(g). “Intercreditor Agreement” has the meaning specified in the preliminary statements to this Agreement. “Inventory” has the meaning specified in Section 4(b). “IP Agreements” has the meaning specified in Section 4(g)(viii). “MACH Gen GP” means MACH Gen GP, LLC, a Delaware limited liability company. “Material Adverse Effect” has the meaning specified in the First Lien Credit Agreement. “Patents” has the meaning specified in Section 4(g)(i).

4 “Plan of Reorganization” has the meaning specified in the preliminary statements to this Agreement. “Pledged Account Bank” has the meaning specified in Section 8(a). “Pledged Accounts” means, with respect to any Grantor, the deposit accounts or securities/deposit accounts set forth opposite such Grantor’s name on Schedule II hereto and any other deposit or securities/deposit accounts which are the subject of a Securities/Deposit Account Control Agreement. “Pledged Debt” has the meaning specified in Section 4(d)(iv). “Pledged Equity” has the meaning specified in Section 4(d)(iii). “Project Companies” Athens, Harquahala and Millennium. “Receivables” has the meaning specified in Section 4(c). “Related Contracts” has the meaning specified in Section 4(c). “Revenue Account” has the meaning specified in the Security Deposit Agreement. “Securities Account Control Agreement” has the meaning specified in Section 7(c). “Securities/Deposit Account Control Agreement” has the meaning specified in Section 8(a). “Security Collateral” has the meaning specified in Section 4(d). “Security Deposit Agreement” has the meaning specified in the preliminary statements to this Agreement. “Trade Secrets” has the meaning specified in Section 4(g)(v). “Trademarks” has the meaning specified in Section 4(g)(ii). “UCC” has the meaning specified in Section 3. “Uncertificated Security Control Agreement” has the meaning specified in Section 7(b). Section 2. Computation of Time Periods; Other Definitional Provisions. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.” References in this Agreement to an agreement or contract “as amended” shall mean and be a reference to such agreement or contract as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms and the

5 terms of the Financing Documents. References to “Sections,” “Exhibits” and “Schedules” shall be to Sections, Exhibits and Schedules, as the case may be, of this Agreement unless otherwise specifically provided. Section 3. Uniform Commercial Code Definitions. Unless otherwise defined in this Agreement or in the Intercreditor Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9. “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority. Section 4. Grant of Security. To secure the prompt payment when due (whether by acceleration or otherwise) of all of the First Lien Secured Obligations, each Grantor hereby grants to the First Lien Collateral Agent, for the ratable benefit of the First Lien Secured Parties, a security interest in such Grantor’s right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the “Collateral”): (a) all equipment in all of its forms, including, without limitation, all machinery, tools, furniture and fixtures, and all parts thereof and all accessions thereto, including, without limitation, computer programs and supporting information that constitute equipment within the meaning of the UCC (any and all such property, excluding motor vehicles, vessels and aircraft, being the “Equipment”); (b) all other goods, including all inventory in all of its forms, including, without limitation, (i) all raw materials, work in process, finished goods and materials used or consumed in the manufacture, production, preparation or shipping thereof, (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed or stopped in transit by such Grantor, and all accessions thereto and products thereof and documents therefor, including, without limitation, computer programs and supporting information that constitute inventory within the meaning of the UCC (any and all such property being the “Inventory”); (c) all accounts (including, without limitation, health-care-insurance receivables), chattel paper (including, without limitation, tangible chattel paper and electronic chattel paper), instruments (including, without limitation, promissory notes), deposit accounts, letter-of-credit rights, general intangibles (including, without limitation, payment intangibles) and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all supporting obligations and in and to all security agreements, mortgages, Liens, leases, letters of

6 credit and other contracts securing or otherwise relating to the foregoing property (any and all of such accounts, chattel paper, instruments, deposit accounts, letter-of-credit rights, general intangibles and other obligations, to the extent not referred to in clause (d), (e) or (f) below, being the “Receivables,” and any and all such supporting obligations, security agreements, mortgages, Liens, leases, letters of credit and other contracts being the “Related Contracts”); (d) the following (the “Security Collateral”): (i) the Initial Pledged Equity and the certificates, if any, representing the Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all warrants, rights or options issued thereon or with respect thereto; (ii) the Initial Pledged Debt and the instruments, if any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt; (iii) all additional shares of stock and other Equity Interests from time to time acquired by such Grantor in any manner (such shares and other Equity Interests, together with the Initial Pledged Equity, being the “Pledged Equity”), and the certificates, if any, representing such additional shares or other Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests and all warrants, rights or options issued thereon or with respect thereto; (iv) all additional indebtedness from time to time owed to such Grantor (such indebtedness, together with the Initial Pledged Debt, being the “Pledged Debt”) and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and (v) all investment property (including, without limitation, all (A) securities, whether certificated or uncertificated, (B) security entitlements, (C) securities accounts, (D) commodity contracts and (E) commodity accounts) in which such Grantor has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, distributions, return of capital, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property and all warrants, rights or options issued thereon or with respect thereto;

7 (e) all agreements, contracts and documents, including each Hedge Agreement and each Commodity Hedge and Power Sale Agreement to which such Grantor is now or may hereafter become a party, in each case as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time (collectively, the “Assigned Agreements”), including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of such Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the “Agreement Collateral”); (f) the following (collectively, the “Account Collateral”): (i) the Pledged Accounts, the Collateral Accounts and all funds and financial assets from time to time credited thereto (including, without limitation, all Cash Equivalents), and all certificates and instruments, if any, from time to time representing or evidencing the Pledged Accounts or the Collateral Accounts; (ii) all promissory notes, certificates of deposit, checks and other instruments from time to time delivered to or otherwise possessed by the First Lien Collateral Agent for or on behalf of such Grantor in substitution for or in addition to any or all of the then existing Account Collateral; and (iii) all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; (g) the following (collectively, the “Intellectual Property Collateral”): (i) all patents, patent applications, utility models and statutory invention registrations, all inventions claimed or disclosed therein and all improvements thereto (“Patents”); (ii) all trademarks, service marks, domain names, trade dress, logos, designs, slogans, trade names, business names, corporate names and other source identifiers, whether registered or unregistered (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together, in each case, with the goodwill symbolized thereby (“Trademarks”); (iii) all copyrights, including, without limitation, copyrights in Computer Software (as hereinafter defined), internet web sites and the content thereof, whether registered or unregistered (“Copyrights”);

8 (iv) all computer software, programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware and documentation and materials relating thereto, together with any and all maintenance rights, service rights, programming rights, hosting rights, test rights, improvement rights, renewal rights and indemnification rights and any substitutions, replacements, improvements, error corrections, updates and new versions of any of the foregoing (“Computer Software”); (v) all confidential and proprietary information, including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, databases and data, including, without limitation, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (collectively, “Trade Secrets”), and all other intellectual, industrial and intangible property of any type, including, without limitation, industrial designs and mask works; (vi) all registrations and applications for registration for any of the foregoing, including, without limitation, those registrations and applications for registration, together with all reissues, divisions, continuations, continuations-in- part, extensions, renewals and reexaminations thereof; (vii) all tangible embodiments of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto; (viii) all agreements, permits, consents, orders and franchises relating to the license, development, use or disclosure of any of the foregoing to which such Grantor, now or hereafter, is a party or a beneficiary (“IP Agreements”); and (ix) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; (h) all commercial tort claims (the “Commercial Tort Claims Collateral”); (i) all books and records (including, without limitation, customer lists, credit files, printouts and other computer output materials and records) of such Grantor pertaining to any of the Collateral; and (j) all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (i) of this Section 4) and, to the extent not otherwise included, all (A) payments under insurance (whether or not the First Lien Collateral Agent is the loss payee thereof), or any

9 indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, and (B) Cash. Each Grantor and the First Lien Collateral Agent hereby acknowledge and agree that (i) the Collateral shall not include Excluded Property and (ii) the Liens created hereby in the Collateral are not, in and of themselves, to be construed as a grant of a fee instrument (as opposed to a Lien) in any Copyrights, Patents or Trademarks. Section 5. Security for Obligations. Subject, in the case of the First Lien Commodity Hedge and Power Sale Agreements, to the Permitted First Lien Hedge Amount thereunder, this Agreement secures, in the case of each Grantor, the payment of all Obligations of such Grantor now or hereafter existing under the First Lien Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations being the “First Lien Secured Obligations”). Without limiting the generality of the foregoing, this Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the First Lien Secured Obligations and would be owed by such Grantor to any First Lien Secured Party under the First Lien Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party. Section 6. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor’s Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the First Lien Collateral Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no First Lien Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other First Lien Secured Document, nor shall any First Lien Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Section 7. Delivery and Control of Security Collateral. (a) All certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the First Lien Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the First Lien Collateral Agent. From and after the occurrence of and during the continuance of a First Lien Event of Default, the First Lien Collateral Agent shall, subject to the terms of such Security Collateral, have the right to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations. (b) With respect to any Security Collateral that constitutes an uncertificated security, the relevant Grantor will cause the issuer thereof either (i) to register the First

10 Lien Collateral Agent as the registered owner of such security or (ii) to agree with such Grantor and the First Lien Collateral Agent that such issuer will comply with instructions with respect to such security originated by the First Lien Collateral Agent without further consent of such Grantor, such agreement to be in form and substance satisfactory to the First Lien Collateral Agent (such agreement being an “Uncertificated Security Control Agreement”). (c) With respect to any Security Collateral that constitutes a security entitlement with an aggregate value in excess of $2,500,000 at any time as to which the financial institution acting as First Lien Collateral Agent hereunder is not the securities intermediary, the relevant Grantor will cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the First Lien Collateral Agent as the entitlement holder thereof or (ii) to agree with such Grantor and the First Lien Collateral Agent that such securities intermediary will comply with entitlement orders originated by the First Lien Collateral Agent without further consent of such Grantor, such agreement to be in form and substance satisfactory to the First Lien Collateral Agent (a “Securities Account Control Agreement”). (d) The First Lien Collateral Agent shall have the right, at any time in its discretion and without notice to any Grantor, to transfer to or to register in the name of the First Lien Collateral Agent or any of its nominees any or all of the Security Collateral, subject only to the terms of the Security Deposit Agreement and the revocable rights specified in Section 12(a). (e) From and after the occurrence of and during the continuance of a First Lien Event of Default, upon the request of the First Lien Collateral Agent, each Grantor will notify each issuer of Security Collateral granted by it hereunder that such Security Collateral is subject to the security interest granted hereunder. Section 8. Maintaining the Account Collateral. Prior to the Discharge of First Lien Obligations: (a) Each Grantor will maintain deposit accounts and securities/deposit accounts only with the Depositary in accordance with the terms of the Security Deposit Agreement, with the financial institution acting as First Lien Collateral Agent hereunder or with a bank (a “Pledged Account Bank”) that has agreed with such Grantor and the First Lien Collateral Agent to comply with instructions originated by the First Lien Collateral Agent directing the disposition of funds in such deposit account or securities/deposit account without the further consent of such Grantor, such agreement to be in form and substance satisfactory to the First Lien Collateral Agent (a “Securities/Deposit Account Control Agreement”) provided that no Securities/Deposit Account Control Agreement shall be required in respect of any securities account or deposit account to the extent the amount on deposit in, or credited to, such account does not exceed $300,000. (b) Each Grantor will instruct each Pledged Account Bank to transfer to the Revenue Account, at the end of each Business Day, in same day funds, an amount equal

11 to the amount by which the credit balance of the Pledged Account at such Pledged Account Bank exceeds $500,000. If any Grantor shall fail to give any instructions to any Pledged Account Bank, the First Lien Collateral Agent may do so without further notice to any Grantor. (c) Each Grantor may draw checks on, and otherwise transfer or withdraw amounts from, the Pledged Accounts in such amounts as may be required in the ordinary course of business. (d) Upon any termination by a Grantor of any Pledged Account, such Grantor will immediately transfer all funds and Property held in such terminated Pledged Account to another Pledged Account or the Revenue Account. (e) From and after the occurrence of and during the continuance of a First Lien Event of Default, upon the request of the First Lien Collateral Agent, each Grantor agrees to terminate any or all Pledged Accounts and Securities/Deposit Account Control Agreements. (f) The First Lien Collateral Agent may, at any time and without notice to, or consent from, the Grantor, transfer, or direct the transfer of, funds from the Pledged Accounts to satisfy the Grantor’s obligations under the First Lien Documents if any payment default that is a First Lien Event of Default shall have occurred and be continuing. Section 9. Representations and Warranties. Each Grantor represents and warrants to the First Lien Collateral Agent as follows: (a) Such Grantor’s exact legal name, location, chief executive office, type of organization, jurisdiction of organization and organizational identification number is set forth in Schedule III hereto. (b) All of the material Equipment and material Inventory of such Grantor (other than material Equipment in transit or in the possession of third parties in the ordinary course of business) are located at the places specified therefor in Schedule IV hereto. (c) None of the Receivables or Agreement Collateral that has a value in excess of $300,000 individually or $2,000,000 in the aggregate is evidenced by a promissory note or other instrument that has not been delivered to the First Lien Collateral Agent. (d) If such Grantor is an issuer of Security Collateral, such Grantor confirms that it has received notice of the security interest granted hereunder. (e) The Initial Pledged Equity pledged by such Grantor constitutes the percentage of the issued and outstanding Equity Interests of the issuers thereof indicated on Schedule I hereto. The Initial Pledged Debt constitutes all of the outstanding

12 indebtedness for borrowed money owed to such Grantor by the issuers thereof and is outstanding in the principal amount indicated on Schedule I hereto. (f) Such Grantor has no deposit accounts, other than the Collateral Accounts and the Pledged Accounts listed on Schedule II hereto and additional Pledged Accounts as to which such Grantor has complied with the applicable requirements of Section 8. (g) Such Grantor is not a beneficiary or assignee under any letter of credit with a face amount greater than $2,000,000, other than as described in Schedule V hereto and additional letters of credit as to which such Grantor has complied with the requirements of Section 14. Section 10. Further Assurances. (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be necessary, or that the First Lien Collateral Agent may reasonably request, in order to perfect and protect any pledge or security interest granted or purported to be granted by such Grantor hereunder or to enable the First Lien Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Grantor. Without limiting the generality of the foregoing, each Grantor will promptly with respect to Collateral of such Grantor: (i) if any such Collateral shall be evidenced by a promissory note or other instrument or chattel paper having a stated value in excess of $300,000 individually or $2,000,000 in the aggregate, deliver and pledge to the First Lien Collateral Agent hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the First Lien Collateral Agent; (ii) file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, or as the First Lien Collateral Agent may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted by such Grantor hereunder, and the First Lien Collateral Agent hereby authorizes such Grantor to make such filings; and (iii) deliver to the First Lien Collateral Agent evidence that all other actions that the First Lien Collateral Agent may deem reasonably necessary in order to perfect and protect the security interest granted or purported to be granted by such Grantor under this Agreement has been taken. (b) Each Grantor hereby authorizes the First Lien Collateral Agent to file one or more financing or continuation statements, and amendments thereto, including, without limitation, one or more financing statements indicating that such financing statements cover all assets or all personal property (or words of similar effect) of such Grantor, regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause of this Agreement. A photocopy or other reproduction of this Agreement shall be sufficient as a financing statement where permitted by law. Each Grantor ratifies its authorization for the First Lien Collateral Agent to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.

13 Section 11. Post-Closing Changes; Collections on Assigned Agreements, Receivables and Related Contracts. (a) No Grantor will change its name, type of organization, jurisdiction of organization, organizational identification number or location from those set forth in Section 9(a) of this Agreement without first giving at least 30 days’ prior written notice to the First Lien Collateral Agent and taking all action reasonably requested by the First Lien Collateral Agent for the purpose of perfecting or protecting the security interest granted by this Agreement. Each Grantor will hold and preserve its records relating to the Collateral, including, without limitation, the Assigned Agreements and Related Contracts, and will permit representatives of the First Lien Collateral Agent at any time upon reasonable notice and during normal business hours to inspect and make abstracts from such records and other documents. If any Grantor does not have an organizational identification number and later obtains one, it will forthwith notify the First Lien Collateral Agent of such organizational identification number. (b) Except as otherwise provided in this subsection (b), each Grantor will continue to collect, at its own expense, all amounts due or to become due such Grantor under the Assigned Agreements, Receivables and Related Contracts. In connection with such collections, such Grantor may take such action as such Grantor may deem necessary or advisable to enforce collection of the Assigned Agreements, Receivables and Related Contracts; provided, however, that the First Lien Collateral Agent shall have the right, upon the occurrence and during the continuance of a First Lien Event of Default and upon written notice to such Grantor of its intention to do so, to notify the Obligors under any Assigned Agreements, Receivables and Related Contracts of the assignment of such Assigned Agreements, Receivables and Related Contracts to the First Lien Collateral Agent and to direct such Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the First Lien Collateral Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Assigned Agreements, Receivables and Related Contracts, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done, and to otherwise exercise all rights with respect to such Assigned Agreements, Receivables and Related Contracts, including, without limitation, those set forth set forth in Section 9-607 of the UCC. After receipt by any Grantor of the notice from the First Lien Collateral Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including, without limitation, instruments) received by such Grantor in respect of the Assigned Agreements, Receivables and Related Contracts of such Grantor shall be received in trust for the benefit of the First Lien Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the First Lien Collateral Agent in the same form as so received (with any necessary indorsement) to be deposited in the Revenue Account for application in accordance with the Security Deposit Agreement and (ii) such Grantor will not adjust, settle or compromise the amount or payment of any Receivable or amount due on any Assigned Agreement or Related Contract, release wholly or partly any Obligor thereof or allow any credit or discount thereon. No Grantor will consent to the subordination of its right to payment under any of the Assigned Agreements, Receivables

14 and Related Contracts to any other indebtedness or obligations of the Obligor thereof except as could not be reasonably be expected to have a Material Adverse Effect. Section 12. Voting Rights; Dividends; Etc. (a) So long as no First Lien Event of Default shall have occurred and be continuing and until such time as such Grantor has received notice from the First Lien Collateral Agent directing such Grantor to cease exercising the rights set out in this Section 12(a): (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other First Lien Documents. (ii) Each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the First Lien Documents; provided, however, that any and all (A) dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral shall be, and shall be forthwith delivered to the First Lien Collateral Agent to hold as, Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the First Lien Collateral Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the First Lien Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement), (B) dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid in surplus shall be deposited in the Revenue Account or such other account as provided for in the Security Deposit Agreement, and (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral shall be deposited in the Revenue Account or such other account as provided for in the Security Deposit Agreement. (iii) The First Lien Collateral Agent will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise

15 pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above. (b) Upon the occurrence and during the continuance of a First Lien Event of Default: (i) All rights of each Grantor (A) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 12(a)(i) shall, upon notice to such Grantor by the First Lien Collateral Agent, cease and (B) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 12(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the First Lien Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions. (ii) All dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 12(b) shall be received in trust for the benefit of the First Lien Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the First Lien Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement). Section 13. As to the Assigned Agreements. (a) Each Grantor hereby consents on its behalf to the assignment and pledge to the First Lien Collateral Agent for benefit of the First Lien Secured Parties of each Assigned Agreement to which it is a party by any other Grantor hereunder. (b) Each Grantor agrees, and has effectively so instructed each other party to each Assigned Agreement to which it is a party, that all payments due or to become due under or in connection with such Assigned Agreement will be made directly to the Revenue Account. Section 14. As to Letter-of-Credit Rights. (a) Each Grantor, by granting a security interest in its Receivables consisting of letter-of-credit rights to the First Lien Collateral Agent, intends to (and hereby does) assign to the First Lien Collateral Agent its rights (including its contingent rights) to the proceeds of all Related Contracts consisting of letters of credit of which it is or hereafter becomes a beneficiary or assignee. Each Grantor will promptly use its commercially reasonable efforts to cause the issuer of each letter of credit with a face amount greater than $2,000,000 and each nominated person (if any) with respect thereto to consent to such assignment of the proceeds thereof pursuant to a consent in form and substance reasonably satisfactory to the First Lien Collateral Agent and deliver written evidence of such consent to the First Lien Collateral Agent. (b) Upon the occurrence of a First Lien Event of Default, each Grantor will, promptly upon request by the First Lien Collateral Agent (i) notify (and such Grantor

16 hereby authorizes the First Lien Collateral Agent to notify) the issuer and each nominated person with respect to each of the Related Contracts consisting of letters of credit that the proceeds thereof have been assigned to the First Lien Collateral Agent hereunder and any payments due or to become due in respect thereof are to be made directly to the First Lien Collateral Agent or its designee and (ii) arrange for the First Lien Collateral Agent to become the transferee beneficiary of letter of credit. Section 15. First Lien Collateral Agent Appointed Attorney in Fact. Each Grantor hereby irrevocably appoints the First Lien Collateral Agent such Grantor’s attorney in fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time, upon the occurrence and during the continuance of a First Lien Event of Default, in the First Lien Collateral Agent’s discretion, to take any action and to execute any instrument that the First Lien Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation: (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral, (b) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a), and (c) to file any claims or take any action or institute any proceedings that the First Lien Collateral Agent may deem necessary for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the First Lien Collateral Agent with respect to any of the Collateral. Section 16. First Lien Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein, the First Lien Collateral Agent may, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the First Lien Collateral Agent incurred in connection therewith shall be payable by such Grantor under Section 7.10 of the Intercreditor Agreement. Section 17. The First Lien Collateral Agent’s Duties. The powers conferred on the First Lien Collateral Agent hereunder are solely to protect the First Lien Secured Parties’ interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the First Lien Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any First Lien Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The First Lien Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

17 Section 18. Remedies. If any First Lien Event of Default shall have occurred and be continuing: (a) The First Lien Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a first lien secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the First Lien Collateral Agent forthwith, assemble all or part of the Collateral as directed by the First Lien Collateral Agent and make it available to the First Lien Collateral Agent at a place and time to be designated by the First Lien Collateral Agent that is reasonably convenient to both parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the First Lien Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the First Lien Collateral Agent may deem commercially reasonable; (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, (A) any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral, (B) withdraw, or cause or direct the withdrawal, of all funds with respect to the Account Collateral and (C) exercise all other rights and remedies with respect to the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral, including, without limitation, those set forth in Section 9-607 of the UCC. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The First Lien Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The First Lien Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. (b) Any cash held by or on behalf of the First Lien Collateral Agent and all cash proceeds received by or on behalf of the First Lien Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the First Lien Collateral Agent, be held by the First Lien Collateral Agent as collateral and shall be applied by the First Lien Collateral Agent in accordance with the provisions of the Intercreditor Agreement. (c) The First Lien Collateral Agent may, without notice to any Grantor except as required by law and at any time or from time to time, charge, set off and otherwise apply all or any part of the First Lien Secured Obligations against any funds held with respect to the Account Collateral or in any other deposit account.

18 (d) The First Lien Collateral Agent may send to each bank, securities intermediary or issuer party to any Securities/Deposit Account Control Agreement, Securities Account Control Agreement or Uncertificated Security Control Agreement a “Notice of Exclusive Control” as defined in and under such Agreement. (e) In the event of any sale or other disposition of any of the Intellectual Property Collateral of any Grantor, the goodwill symbolized by any Trademarks subject to such sale or other disposition shall be included therein, and such Grantor shall supply to the First Lien Collateral Agent or its designee such Grantor’s know-how and expertise, and documents and things relating to any Intellectual Property Collateral subject to such sale or other disposition, and such Grantor’s customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of products and services of such Grantor. Section 19. Amendments; Waivers; Etc. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the First Lien Collateral Agent and each Grantor, in the case of any amendment, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the First Lien Collateral Agent or any other First Lien Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. (b) Notwithstanding the other provisions of this Agreement, the Grantors and the First Lien Collateral Agent may (but shall have no obligation to) amend or supplement this Agreement or the Collateral Documents without the consent of any First Lien Secured Party: (i) to cure any ambiguity, defect or inconsistency; (ii) to make any change that would provide any additional rights or benefits to the Second Lien Secured Parties; or (iii) to make, complete or confirm any grant of Collateral permitted or required by this Agreement or any of the Collateral Documents or any release of any Collateral that is otherwise permitted under the terms of this Agreement and the Financing Documents. Section 20. Notices, Etc. All notices and other communications provided for hereunder shall be either (i) in writing (including telecopier communication) and mailed, telecopied or otherwise delivered or (ii) by electronic mail (if electronic mail addresses are designated as provided below) confirmed immediately in writing, in the case of the Borrower or the First Lien Collateral Agent, addressed to it at its address specified in the Intercreditor Agreement and, in the case of each Grantor other than the Borrower, addressed to it at its address set forth opposite such Grantor’s name on the signature pages hereto; or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications shall, when mailed, telecopied, sent by electronic mail or otherwise, be effective when deposited in the mails, telecopied, sent by electronic mail and confirmed in writing, or otherwise delivered (or confirmed by a signed receipt), respectively, addressed as aforesaid; except that notices and other communications to the First Lien Collateral Agent shall not be effective until received by the First Lien Collateral Agent. Delivery by

19 telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or Schedule hereto shall be effective as delivery of an original executed counterpart thereof. Section 21. Continuing Security Interest; Assignments under the First Lien Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the of the Discharge of First Lien Obligations, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the First Lien Collateral Agent hereunder, to the benefit of the First Lien Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any First Lien Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the First Lien Documents (including, without limitation, all or any portion of its Commitments, the First Lien Loans owing to it and any promissory note held by it) to any other Person subject to the terms of the First Lien Documents, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such First Lien Secured Party herein or otherwise. Section 22. Intercreditor Agreement Controls. In the event of any conflict between the provisions set forth in this Agreement and those set forth in the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall supersede and control the terms and provisions of this Agreement. In the event the First Lien Collateral Agent decides, or is required, to take any action hereunder, it shall take such action only in accordance with the terms and provisions of the Intercreditor Agreement. Section 23. The Mortgages. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any First Lien Mortgage and the terms of such First Lien Mortgage are inconsistent with the terms of this Agreement, then, with respect to such Collateral, the terms of such First Lien Mortgage shall be controlling in the case of fixtures and real estate leases, letting and licenses of, and contract and agreements relating to the lease of, real property, and the terms of this Agreement shall be controlling in the case of all other Collateral. Section 24. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement. Section 25. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Section 26. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes any and all agreements entered into prior to the date hereof with respect to the subject matter hereof. [Remainder of Page Intentionally Left Blank]